                                                                   Exhibit 10.14

                                WARRANT AGREEMENT

                                     between

                             PCA INTERNATIONAL, INC.

                                       and

                           United States Trust Company
                                   of New York

                           ---------------------------

                           Dated as of August 25, 1999

                           ---------------------------

                         COMMON STOCK WARRANT AGREEMENT

                               TABLE OF CONTENTS*

                                                                          Page

SECTION 1.  Appointment of Warrant Agent ..................................2

SECTION 2.  Warrant Certificates ..........................................2

SECTION 3.  Execution of Warrant Certificates .............................2

SECTION 4.  Registration and Countersignature .............................3

SECTION 5.  Registration of Transfers and Exchanges .......................3

SECTION 6.  Terms of Warrants; Exercise of Warrants .......................5

SECTION 7.  Payment of Taxes ..............................................6

SECTION 8.  Mutilated or Missing Warrant Certificates .....................7

SECTION 9.  Reservation of Warrant Shares .................................7

SECTION 10. Obtaining Stock Exchange Listings .............................8

SECTION 11. Adjustment of Exercise Price and Number of Warrant
              Shares Issuable .............................................8
(a)      Adjustment for Change in Capital Stock ...........................8
(b)      Adjustment for Rights Issue ......................................9
(c)      Adjustment for Other Distributions ..............................10
(d)      Adjustment for Common Stock Issue ...............................11
(e)      Adjustment for Convertible Securities Issue .....................12
(f)      Current Market Price ............................................13
(g)      Consideration Received ..........................................14
(h)      When De Minimis Adjustment May Be Deferred ......................14
(i)      When No Adjustment Required .....................................14
(j)      Notice of Adjustment ............................................15
(k)      Voluntary Reduction .............................................15
(l)      Notice of Certain Transactions ..................................15
(m)      Reorganization of Company .......................................15
(n)      Company Determination not Final .................................16
(o)      Warrant Agent Disclaimer ........................................16

-------------
* This Table of Contents does not constitute a part of this Agreement or have any bearing upon interpretation of any of its terms or provisions.

(p)      When Issuance or Payment May Be Deferred ........................16
(q)      Adjustment in Number of Shares ..................................17
(r)      Form of Warrants ................................................17

SECTION 12. No Dilution or Impairment, Capital and Ownership Structure ...17

SECTION 13. Fractional Interests .........................................18

SECTION 14. Notices to Warrant Holders ...................................18

SECTION 15. Merger, Consolidation or Change of Name of Warrant
               Agent .....................................................20

SECTION 16. Warrant Agent ................................................20

SECTION 17. Change of Warrant Agent ......................................22

SECTION 18. Notices to Company and Warrant Agent .........................23

SECTION 19. Supplements and Amendments ...................................23

SECTION 20. Successors ...................................................24

SECTION 21. Termination ..................................................24

SECTION 22. New York Law; Submission to Jurisdiction, Waiver of
              Jury Trial .................................................24

SECTION 23. Benefits of This Agreement ...................................24

SECTION 24. Counterparts .................................................24

                                WARRANT AGREEMENT

         WARRANT AGREEMENT (this "Agreement"), dated as of August 25, 1999, between PCA INTERNATIONAL, INC., a North Carolina corporation (the "Company"), and United States Trust Company of New York, as warrant agent (the "Warrant Agent"). Capitalized terms used herein and not defined herein shall have the meanings specified in the Bridge Loan Agreement described below.

                                    RECITALS

         WHEREAS, the Company, the guarantors listed on the signature pages thereto as Guarantors (collectively, the "Guarantors"), NationsBridge, L.L.C., as administrative agent (the "Administrative Agent"), NationsBanc Montgomery Securities LLC ("NMS"), as arranger (the "Arranger"), and the lenders referred to therein (collectively, the "Lenders") have entered into a bridge loan agreement, dated as of August 25, 1998 (the "Bridge Loan Agreement"), providing for certain bridge loans to be made by the Lenders thereunder to the Company (the "Bridge Loans"), which Bridge Loans will be evidenced by increasing rate promissory notes of the Company (the "Bridge Notes").

         WHEREAS, the Company has agreed that under specified circumstances set forth in the Escrow Agreement (as summarized by the next two paragraphs), the Administrative Agent and The Chase Manhattan Bank (in its capacity as an Investment Bank, "Chase") or certain other parties may be entitled to receive (on the terms and conditions set forth in the Escrow Agreement) warrants (the "Warrants"), to purchase up to 5.0% of the fully-diluted capital stock of the Company (calculated after giving effect to the exercise of such Warrants and all other outstanding warrants, options and other convertible securities) (the "Common Stock") at the time of issuance (the Common Stock or any security substituted for the Common Stock issuable on exercise of the Warrants being referred to herein as the "Warrant Shares"), at an initial exercise price of $.20 per share (the "Exercise Price"), with each Warrant entitling the holder thereof to purchase one Warrant Share. All references to the number of Warrants in this Agreement are subject to adjustment as provided herein.

         WHEREAS, the Company has agreed that the Administrative Agent shall be entitled to receive, on the 541st day following the Closing Date, Warrants representing 100% of the total Warrants placed in escrow, such that on such 541st day following the Closing Date all of the Warrants previously held in escrow shall have been released.

         WHEREAS, the Company has agreed that Warrants will be released from escrow to NMS for itself and on behalf of CSI at the request of NMS in consultation with CSI at any time on or after the one-year anniversary of the Closing Date for resale in connection with an issuance of the Permanent Securities, including to refinance Bridge Loans, Term Loans or Exchange Notes, if NMS determines in consultation with CSI that such release is necessary or advisable in connection with such refinancing, in such amounts as NMS deems appropriate.

         WHEREAS, the Company has agreed to execute and deliver the Warrants to an escrow agent on the date hereof and such escrow agent has agreed to deliver the Warrants to the Administrative Agent and/or NMS, as applicable, in accordance with an Escrow Agreement, dated August 25, 1999, among the Company, the Guarantors, the Administrative Agent, NMS and United States Trust Company of New York, as escrow agent.

         WHEREAS, the Company has agreed to register the Warrants and the Warrant Shares for public sale under the Securities Act of 1933, as amended (the "Act"), pursuant to an Equity Registration Rights Agreement, dated as of August 25, 1999, among the Company, NationsBridge, L.L.C., Chase and NMS.

         WHEREAS, the Company desires the Warrant Agent to act on behalf of the Company, and the Warrant Agent is willing so to act, in connection with the issuance of Warrant Certificates (as defined below) and other matters as provided herein.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

         SECTION 1. Appointment of Warrant Agent. The Company hereby appoints the Warrant Agent to act as agent for the Company in accordance with the instructions set forth hereinafter in this Agreement, and the Warrant Agent hereby accepts such appointment.

         SECTION 2. Warrant Certificates. The certificates evidencing the Warrants (the "Warrant Certificates") to be delivered pursuant to this Agreement shall be in registered form only and shall be substantially in the form set forth in Exhibit A attached hereto.

         SECTION 3. Execution of Warrant Certificates. Warrant Certificates, as they are issued, shall be signed on behalf of the Company by its President, Chief Financial Officer, Treasurer or Controller (each an "Officer"). Each such signature upon the Warrant Certificates may be in the form of a facsimile signature of the present or any future Officer and may be imprinted or otherwise reproduced on the Warrant Certificates and for that purpose the Company may adopt and use the facsimile signature of any Person who shall have been an Officer, notwithstanding the fact that at the time the Warrant Certificates shall be countersigned and delivered or disposed of he shall have ceased to hold such office.

         In case any Officer of the Company who shall have signed any of the Warrant Certificates shall cease to be such Officer before the Warrant Certificates so signed shall have been countersigned by the Warrant Agent, or disposed of by the Company, such Warrant Certificates nevertheless may be countersigned and delivered or disposed of as though such Person had not ceased to be such Officer of the Company; and any Warrant Certificate may be signed on behalf of the Company by any Person who, at the actual date of the execution of such Warrant Certificate, shall be a proper Officer of the

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                                                                               6

Company to sign such Warrant Certificate, although at the date of the execution of this Warrant Agreement any such Person was not such Officer.

         Warrant Certificates shall be dated the date of the countersignature by the Warrant Agent.

         SECTION 4. Registration and Countersignature. The Warrant Agent, on behalf of the Company, shall number and register the Warrant Certificates in a register as they are issued by the Company.

         Warrant Certificates shall be manually countersigned by the Warrant Agent and shall not be valid for any purpose unless so countersigned. The Warrants shall not be countersigned by the Warrant Agent until they are released from escrow pursuant to any of the provisions in Section 2 of the Escrow Agreement. The Warrant Agent shall, upon written instructions of the Escrow Agent acting under direction of the Administrative Agent or NMS, as the case may be (which instructions, the Company agrees, shall be given upon the occurrence of any event described in Section 2 of the Escrow Agreement resulting in a release of the Warrants from escrow), countersign, and the Chief Financial Officer of the Company shall issue and deliver, Warrants entitling the holders thereof to purchase not more than the number of Warrant Shares referred to above in the recitals hereof which shall not exceed 254,150 Warrant Shares in the aggregate and shall countersign and deliver Warrants as otherwise provided in this Agreement.

         The Company and the Warrant Agent may deem and treat the registered holder(s) of the Warrant Certificates as the absolute owner(s) thereof (notwithstanding any notation of ownership or other writing thereon made by anyone), for all purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.

         SECTION 5. Registration of Transfers and Exchanges. The Warrant Agent shall from time to time register the transfer of any outstanding Warrant Certificates upon the records to be maintained by it for that purpose, upon surrender thereof accompanied (if so required by it) by a written instrument or instruments of transfer in form satisfactory to the Warrant Agent, duly executed by the registered holder or holders thereof or by the duly appointed legal representative thereof or by a duly authorized attorney. Upon any such registration of transfer, a new Warrant Certificate shall be issued to the transferees and the surrendered Warrant Certificate shall be canceled by the Warrant Agent. Canceled Warrant Certificates shall thereafter be disposed of in a manner satisfactory to the Company.

         By their possession of the Warrant Certificates, the Warrant holders shall be deemed to agree that prior to any proposed transfer of the Warrant or of the Warrant Shares, if such transfer is not made pursuant to an effective Registration Statement under the Act, or an opinion of counsel, reasonably satisfactory in form and substance to the Company, that the Warrant or Warrant Shares may be sold publicly without registration under the Act, the Warrant holder will, if requested by the Company, deliver to the Company:

         (1) an investment covenant reasonably satisfactory to the Company signed by the proposed transferee;

         (2) an agreement by such transferee to the impression of the restrictive investment legend set forth below on the Warrant or the Warrant Shares;

         (3) an agreement by such transferee that the Company may place a notation in the stock books of the Company or a "stop transfer order" with any transfer agent or registrar with respect to the Warrant Shares;

         (4) an agreement by such transferee to be bound by the provisions of this Section 5 relating to the transfer of such Warrant or Warrant Shares; and

         (5) an opinion of counsel, reasonably satisfactory in form and substance to the Company, to the effect that the proposed transfer of the Warrants or Warrant Shares (as the case may be) may be made without registration under the Act.

         The Warrant holders agree that each certificate representing Warrant Shares will bear the following legend:

                  "THE SECURITIES EVIDENCED OR CONSTITUTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS THE REGISTRATION PROVISIONS OF SAID ACT HAVE BEEN COMPLIED WITH OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

         Warrant Certificates may be exchanged at the option of the holder(s) thereof, when surrendered to the Warrant Agent at its office for another Warrant Certificate or other Warrant Certificates of like tenor and representing in the aggregate a like number of Warrants. Warrant Certificates surrendered for exchange shall be canceled by the Warrant Agent. Such canceled Warrant Certificates shall then be disposed of by such Warrant Agent in a manner satisfactory to the Company.

         The Warrant Agent is hereby authorized to countersign, in accordance with the provisions of this Section 5 and of Section 4 hereof, the new Warrant Certificates required pursuant to the provisions of this Section 5.

         SECTION 6. Terms of Warrants; Exercise of Warrants. Subject to the terms of this Agreement, each Warrant holder shall have the right, which may be exercised commencing at the opening of business on August 25, 1999 and until 5:00 p.m. New York City time on August 25, 2006, to receive from the Company the number of fully paid and nonassessable Warrant Shares which the holder may at the time be entitled to receive in accordance with the terms of the Escrow Agreement on exercise of such Warrants and payment of the Exercise Price then in effect for such Warrant Shares. Each Warrant not exercised prior to 5:00 p.m., New York City time, on August 25, 2006 shall become void and all rights thereunder and all rights in respect thereof under this Agreement shall cease as of such time.

         An exercisable Warrant may be exercised upon surrender to the Company at the principal office of the Warrant Agent of the Warrant Certificate or Certificates evidencing the Warrants to be exercised with the form of election to purchase on the reverse thereof duly filled in and signed, which signature shall be guaranteed by an institution which is a member of one of the following recognized signature guarantee programs: (1) The Securities Transfer Agent Medallion Program (STAMP); (2) The New York Stock Exchange Medallian Program
(MSP); or (3) The Stock Exchange Medallian Program (SEMP), and upon payment to the Warrant Agent for the account of the Company of the Exercise Price as adjusted as herein provided, for the number of Warrant Shares in respect of which such Warrants are then exercised. Payment of the aggregate Exercise Price shall be made (i) in cash or by certified or official bank check payable to the order of the Company, (ii) through the surrender of indebtedness or of debt or preferred equity securities of the Company (including, without limitation, Bridge Loans, Term Loans or Exchange Notes) having a fair market value as determined in good faith by the Board of Directors of the Company equal to the aggregate Exercise Price to be paid (the Company shall pay the accrued interest or dividends on such surrendered debt or preferred equity securities in cash at the time of surrender notwithstanding the stated terms thereof), (iii) by tendering Warrants having a fair market value equal to the Exercise Price or
(iv) with any combination of (i), (ii) or (iii). For purpose of clause (iii) above, the fair market value of the Warrants shall be determined as follows: (A) to the extent the Common Stock is publicly traded and listed on the Nasdaq National Market or a national securities exchange, the fair market value shall be equal to the difference between (1) the Quoted Price of the Common Stock on the date of exercise and (2) the Exercise Price; or (B) to the extent the Common Stock is not publicly traded, or otherwise is not listed on a national securities exchange, the fair market value shall be equal to the value per share as determined in good faith by the Board of Directors of the Company pursuant to
Section 11(n).

         Subject to the provisions of Section 7 hereof, upon such surrender of Warrant Certificates and payment of the Exercise Price, the Company shall issue and cause to be delivered with all reasonable dispatch but in no event later than five Business Days after such surrender to or upon the written order of the holder and in such name or names as the Warrant holder may designate, a certificate or certificates for the number of full Warrant Shares issuable upon the exercise of such Warrants together with cash as provided in Section 13; provided, however, that if any consolidation, merger or lease or sale of assets is proposed to be effected by the Company as described in subsection (m) of
Section 11 hereof, or a tender offer or an exchange offer for shares of Common Stock of the Company shall be made, upon such surrender of Warrant Certificates and payment of the Exercise Price as aforesaid, the Company shall, as soon as possible, but in any event not later than two Business Days thereafter, issue and cause to be delivered the full number of Warrant Shares issuable upon the exercise of such Warrants in the manner described in this sentence together with cash as provided in Section 13. Such certificate or certificates shall be deemed to have been issued and any Person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares as of the date of the surrender of such Warrant Certificates and payment of the Exercise Price.

         The Warrants shall be exercisable, at the election of the holders thereof, either in full or from time to time in part and, in the event that a Warrant Certificate is exercised in respect of fewer than all of the Warrant Shares issuable on such exercise at any time prior to the date of expiration of the Warrants, a new Warrant Certificate or Certificates evidencing the remaining Warrant or Warrants shall be issued, and the Warrant Agent is hereby irrevocably authorized to countersign and to deliver the required new Warrant Certificate or Certificates pursuant to the provisions of this Section 6 and of Section 3 hereof, and the Company, whenever required by the Warrant Agent, will supply the Warrant Agent with Warrant Certificates duly executed on behalf of the Company for such purpose.

         All Warrant Certificates surrendered upon exercise of Warrants shall be canceled by the Warrant Agent. Such canceled Warrant Certificates shall then be disposed of by the Warrant Agent in a manner satisfactory to the Company. The Warrant Agent shall account promptly to the Company with respect to Warrants exercised and concurrently pay to the Company all monies received by the Warrant Agent for the purchase of the Warrant Shares through the exercise of such Warrants.

         The Warrant Agent shall keep copies of this Agreement and any notices given or received hereunder available for inspection by the holders during normal business hours at its office. The Company shall supply the Warrant Agent from time to time with such numbers of copies of this Agreement as the Warrant Agent may request.

         SECTION 7. Payment of Taxes. The Company shall pay all documentary stamp taxes attributable to the initial issuance of Warrant Shares upon the exercise of Warrants; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue of any Warrant Certificates or any certificates for Warrant Shares in a name other than that of the registered holder of a Warrant Certificate surrendered upon the exercise of a Warrant, and the Company shall not be required to issue or deliver such Warrant Certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

         SECTION 8. Mutilated or Missing Warrant Certificates. In case any of the Warrant Certificates shall be mutilated, lost, stolen or destroyed, the Company may, in its discretion issue, and the Warrant Agent may countersign, in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and substitution for the Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent number of Warrants, but only upon receipt of evidence satisfactory to the Company and the Warrant Agent of such loss, theft or destruction of such Warrant Certificate and indemnity, if requested, also satisfactory to them. Applicants for such substitute Warrant Certificates shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company or the Warrant Agent may prescribe.

         SECTION 9. Reservation of Warrant Shares. The Company shall at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Stock or its authorized and issued Common Stock held in its treasury, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon exercise of Warrants, the maximum number of shares of Common Stock which may then be deliverable upon the exercise of all outstanding Warrants.

         The Company or, if appointed, the transfer agent for the Common Stock (the "Transfer Agent") and every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of any of the rights of purchase aforesaid will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be required for such purpose. The Company will keep a copy of this Agreement on file with the Transfer Agent and with every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of the rights of purchase represented by the Warrants. The Warrant Agent is hereby irrevocably authorized to requisition from time to time from such Transfer Agent the stock certificates required to honor outstanding Warrants upon exercise thereof in accordance with the terms of this Agreement. The Company will supply such Transfer Agent with duly executed certificates for such purposes and will provide or otherwise make available any cash which may be payable as provided in Section 13. The Company will furnish such Transfer Agent a copy of all notices of adjustments and certificates related thereto, transmitted to each Holder pursuant to Section 14 hereof.

         Before taking any action which would cause an adjustment pursuant to
Section 11 or 12 hereof to reduce the Exercise Price below the then par value (if any) of the Warrant Shares, the Company will take any reasonable corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares at the Exercise Price as so adjusted.

         The Company covenants that all Warrant Shares which may be issued upon exercise of Warrants will, upon issue, be fully paid, nonassessable, free of preemptive rights and free from all taxes, liens, charges and security interests with respect to the issue thereof.

         SECTION 10. Obtaining Stock Exchange Listings. The Company will from time to time take all commercially reasonable action which may be necessary so that the Warrant Shares, immediately upon their issuance upon the exercise of Warrants, will be listed on the principal securities exchanges and markets within the United States of America, if any, on which other shares of Common Stock are then listed.

         SECTION 11. Adjustment of Exercise Price and Number of Warrant Shares Issuable. The Exercise Price and the number of Warrant Shares issuable upon the exercise of each Warrant are subject to adjustment from time to time upon the occurrence of the events enumerated in this Section 11 and under the circumstances described in

         Section 12. For purposes of this Section 11, "Common Stock" means shares now or hereafter authorized of any class of common stock of the Company and any other stock of the Company, however designated, that has the right (subject to any prior rights of any class or series of preferred stock) to participate in any distribution of the assets or earnings of the Company without limit as to per share amount.

         (a)      Adjustment for Change in Capital Stock. If the Company:

                  (1) pays a dividend or makes a distribution on its Common Stock in shares of its Common Stock;

                  (2) subdivides its outstanding shares of Common Stock into a greater number of shares;

                  (3) combines its outstanding shares of Common Stock into a smaller number of shares;

                  (4) makes a distribution on its Common Stock in shares of its capital stock other than Common Stock; or

                  (5) issues by reclassification of its Common Stock any shares of its capital stock;

then the Exercise Price in effect immediately prior to such action shall be proportionately adjusted so that the holder of any Warrant thereafter exercised may receive the aggregate number and kind of shares of capital stock of the Company which he would have owned immediately following such action if such Warrant had been exercised immediately prior to such action.

         The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification.

         If after an adjustment a holder of a Warrant upon exercise of it may receive shares of two or more classes of capital stock of the Company, the Company shall determine the allocation of the adjusted Exercise Price between the classes of capital stock. After such allocation, the exercise privilege and the Exercise Price of each class of capital stock shall thereafter be subject to adjustment on terms comparable to those applicable to Common Stock in this
Section 11.

         Such adjustment shall be made successively whenever any event listed above shall occur.

         (b) Adjustment for Rights Issue. If the Company issues any rights, options or warrants entitling any Person to subscribe for Common Stock or securities convertible into, or exchangeable or exercisable for, Common Stock at an offering price which is less than the Current Market Price (as defined in Section 11(f)) per share of Common Stock on the record date for such issuance (all of the foregoing, "Rights"), the Exercise Price shall be adjusted in accordance with the formula:

                                         S+NxP
                                           ---
                                            M
                E'   =     E      x    ---------
                                          S+N


         where:

         E'  =  the adjusted Exercise Price.

         E   =  the current Exercise Price.

         S   =  the number of shares of Common Stock outstanding on the record date.

         N   =  the number of additional shares of Common Stock offered.

         P   =  the offering price per share of the additional shares.

         M   =  the Current Market Price per share of Common Stock on the record date.

         For purposes of this subsection (b), the "offering price" shall include the amount initially paid for such Rights plus the amount to be paid upon exercise or conversion of such Rights.

         The adjustment shall be made successively whenever any such Rights are issued and shall become effective immediately after the record date for the determination of stockholders entitled to receive the Rights in the case of Rights to be issued to the holders of Common Stock. If at the end of the period during which such Rights are exercisable, not all Rights shall have been exercised, the Exercise Price shall be immediately readjusted to what it would have been if "N" in the above formula had been the number of shares actually issued.

         This subsection (b) does not apply to:

                  (1) Rights issued to Persons in a bona fide public offering pursuant to a firm commitment underwriting or

                  (2) Rights issued to Persons who are not affiliates of the Company in a bona fide private placement through a placement agent that is a member firm of the National Association of Securities Dealers, Inc. (the "NASD") (except to the extent that any discount from the Current Market Price attributable to restrictions on transferability of the Rights, as determined in good faith by the Board of Directors pursuant to Section 11 (n) and described in a Board resolution which shall be filed with the Warrant Agreement, shall exceed 10%).

         (c) Adjustment for Other Distributions. If the Company distributes to all holders of its Common Stock any of its assets (including cash), debt securities, preferred stock or any rights or warrants to purchase any such securities, the Exercise Price shall be adjusted in accordance with the formula:

                                     M   -   F
                 E'   =    E    x    ---------
                                         M

         where:

         E'  =   the adjusted Exercise Price.

         E   =   the current Exercise Price.

         M   =   the Current Market Price per share of Common Stock on the
                 record date.

         F = the fair market value determined in good faith by the Board of Directors on the record date of the assets, securities, rights or warrants to which a holder of one share of Common Stock would be entitled. The Board of Directors shall determine the fair market value pursuant to Section 11(n) based upon the trading prices of publicly traded securities where applicable.

         The adjustment shall be made successively whenever any such distribution is made and shall become effective immediately after the record date for the determination of stockholders entitled to receive the distribution.

         This subsection does not apply to rights, options, warrants or other securities referred to in subsection (b) of this Section 11.

         (d) Adjustment for Common Stock Issue. If the Company issues shares of Common Stock for a consideration per share less than the Current Market Price per share on the date the Company fixes the offering price of such additional shares, the Exercise Price shall be adjusted in accordance with the formula:

                                             P
                                            ---
                 E'   x    E    x    S   +   M
                                     ----------
                                         A

         where:

         E'  =   the adjusted Exercise Price.

         E   =   the current Exercise Price.

         S   =   the number of shares outstanding immediately prior to the
                 issuance of such additional shares.

         P   =  the aggregate consideration received for the issuance of such additional shares.

         M   =  the Current Market Price per share on the date of issuance of such additional shares.

         A   =  the number of shares outstanding immediately after the issuance of such additional shares.

         The adjustment shall be made successively whenever any such issuance is made and shall become effective immediately after such issuance.

         This subsection (d) does not apply to:

         (1) any of the transactions described in subsections (a), (b) and (c) of this Section 11,

         (2) the exercise of Warrants or options to purchase Common Stock, or the conversion or exchange of other securities convertible or exchangeable for Common Stock,

         (3) Common Stock upon the exercise of rights or warrants issued to the holders of Common Stock,

         (4) Common Stock issued to shareholders of any Person that is not affiliated with the Company and that merges into the Company in proportion to their stock holdings of such Person immediately prior to such merger, upon such merger,

         (5) Common Stock issued to Persons in a bona fide public offering pursuant to a firm commitment underwriting or

         (6) Common Stock issued to Persons who are not affiliates of the Company in a bona fide private placement through a placement agent that is a member firm of the NASD (except to the extent that any discount from the Current Market Price attributable to restrictions on transferability of the Common Stock, as determined in good faith by the Board of Directors pursuant to Section 11(n) and described in a Board resolution which shall be filed with the Warrant Agreement, shall exceed 10%).

         (e) Adjustment for Convertible Securities Issue. If the Company issues any securities convertible into or exchangeable for Common Stock (other than securities issued in transactions described in subsections (b) and (c) of this
Section 11) for a consideration per share of Common Stock (based on the number of shares of Common Stock initially deliverable upon conversion or exchange of such securities) less than the Current Market Price per share on the date of issuance of such securities, the Exercise Price shall be adjusted in accordance with this formula:

                                                                    P
                                                                    -

                  E'         =      E       x         S      +      M
                                                      ---------------

                                  S       +        D

         where:

         E'       =          the adjusted Exercise Price.

         E        =          the current Exercise Price.

         S        =          the number of shares outstanding immediately prior
                             to the issuance of such securities.

         P        =          the aggregate consideration received for the
                             issuance of such securities.

         M        =          the Current Market Price per share on the date of
                             issuance of such securities.

         D        =          the maximum number of shares deliverable upon
                             conversion or in exchange for such securities at the initial conversion or exchange rate.

         The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance.

         If all of the Common Stock deliverable upon conversion or exchange of such securities has not been issued when such securities are no longer outstanding, then the Exercise Price shall promptly be readjusted to the Exercise Price which would then be in effect had "D" in the above formula been equal to the actual number of shares of Common Stock issued upon conversion or exchange of such securities.

         This subsection (e) does not apply to:

         (1) convertible securities issued to shareholders of any Person that is not affiliated with the Company and that merges into the Company, or with a subsidiary of the Company, in proportion to their stock holdings of such Person immediately prior to such merger, upon such merger,

         (2) convertible securities issued to Persons in a bona fide public offering pursuant to a firm commitment underwriting or

         (3) convertible securities issued to Persons who are not affiliates of the Company in a bona fide private placement through a placement agent which is a member firm of the NASD (except to the extent that any discount from the Current Market Price attributable to restrictions on transferability of Common Stock issuable upon conversion, as determined in good faith by the Board of Directors pursuant to Section 1l(n) and described in a Board resolution which shall be filed with the Warrant Agreement, shall exceed 10%).

         (f) Current Market Price. The current market price per share of Common Stock (the "Current Market Price") on any date is the average of the Quoted Prices of the Common Stock for 30 consecutive trading days commencing 45 trading days before the date in question. The "Quoted Price" of the Common Stock is the last reported sales price of the Common Stock as reported by Nasdaq, National Market System, or if the Common Stock is listed on a securities exchange, the last reported sales price of the Common Stock on such exchange which shall be for consolidated trading if applicable to such exchange. In the absence of one or more such quotations, the Board of Directors of the Company shall determine the Current Market Price pursuant to Section 11(n) in good faith on the basis of such quotations.

         (g) Consideration Received. For purposes of any computation respecting consideration received pursuant to subsections (d) and (e) of this Section 11, the following shall apply:

                  (1) in the case of the issuance of shares of Common Stock for cash, the consideration shall be the amount of such cash, provided that in no case shall any deduction be made for any commissions, discounts or other expenses incurred by the Company for any underwriting of the issue or otherwise in connection therewith;

                  (2) in the case of the issuance of shares of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by the Board of Directors pursuant to Section 11 (n), based upon the trading prices of publicly traded securities where appropriate (irrespective of the accounting treatment thereof), and described in a Board resolution which shall be filed with the Warrant Agent; and

                  (3) in the case of the issuance of securities convertible into or exchangeable for shares, the aggregate consideration received therefor shall be deemed to be the consideration received by the Company for the issuance of such securities plus the additional minimum consideration, if any, to be received by the Company upon the conversion or exchange thereof (the consideration in each case to be determined in the same manner as provided in clauses (1) and (2) of this subsection).

         (h) When De Minimis Adjustment May Be Deferred. No adjustment in the Exercise Price need be made unless the adjustment would require an increase or decrease of at least 1% in the Exercise Price. Any adjustments that are not made shall be carried forward and taken into account in any subsequent adjustment.

         All calculations under this Section 11(h) shall be made to the nearest 1/1000th of a cent or to the nearest 1/1000th of a share, as the case may be.

         (i) When No Adjustment Required. No adjustment need be made for a transaction referred to in Subsections (a), (b), (c), (d) or (e) of this Section 11 if Warrant holders are to participate in the transaction on a basis and with notice that the Board of Directors determines to be fair and appropriate in light of the basis and notice on which holders of Common Stock participate in the transaction.

         No adjustment need be made for rights to purchase Common Stock pursuant to a Company plan for reinvestment of dividends or interest.

         No adjustment need be made for a change in the par value or no par value of the Common Stock.

         To the extent the Warrants become convertible into cash, no adjustment need be made thereafter as to the cash. Interest will not accrue on the cash.

         (j) Notice of Adjustment. Whenever the Exercise Price is adjusted, the Company shall provide the notices required by Section 14 hereof.

         (k) Voluntary Reduction. The Company from time to time may reduce the Exercise Price by any amount for any period of time if the period is at least 20 days and if the reduction is irrevocable during the period; provided, however, that in no event may the Exercise Price be less than the par value of a share of Common Stock.

         Whenever the Exercise Price is reduced, the Company shall mail to Warrant holders a notice of the reduction. The Company shall mail the notice at least 15 days before the date the reduced Exercise Price takes effect. The notice shall state the reduced Exercise Price and the period it will be in effect.

         A reduction of the Exercise Price does not change or adjust the Exercise Price otherwise in effect for purposes of subsections (a), (b), (c),
(d) and (e) of this Section 11.

         (l)      Notice of Certain Transactions.  If:

                  (1) the Company takes any action that would require an adjustment in the Exercise Price pursuant to subsections (a), (b), (c),
         (d) or (e) of this Section 11 and if the Company does not arrange for Warrant holders to participate pursuant to subsection (i) of this
         Section 11;

                  (2) the Company takes any action that would require a supplemental Warrant Agreement pursuant to subsection (m) of this
         Section 11; or

                  (3) there is a liquidation or dissolution of the Company;

then the Company shall mail to Warrant holders a notice stating the proposed record date for a dividend or distribution or the proposed effective date of a subdivision, combination, reclassification, consolidation, merger, transfer, lease, liquidation or dissolution. The Company shall mail the notice at least 15 days before such date. Failure to mail the notice or any defect in it shall not affect the validity of the transaction.

         (m) Reorganization of Company. If the Company consolidates or merges with or into, or transfers or leases all or substantially all its assets to, any Person, upon consummation of such transaction the Warrants shall automatically become exercisable for the kind and amount of securities, cash or other assets which the holder of a Warrant would have owned immediately after the consolidation, merger, transfer or lease if the holder had exercised the Warrant immediately before the effective date of the transaction. Concurrently with the consummation of such transaction, the corporation formed by or surviving any such consolidation or merger if other than the Company, or the Person to which such sale or conveyance shall have been made, shall enter into a supplemental Warrant Agreement so providing and further providing for adjustments which shall be as nearly equivalent as may be practical to the adjustments provided for in this Section 11. The successor Company shall mail to Warrant holders a notice describing the supplemental Warrant Agreement.

         If the issuer of securities deliverable upon exercise of Warrants under the supplemental Warrant Agreement is an affiliate of the formed, surviving, transferee or lessee corporation, that issuer shall join in the supplemental Warrant Agreement.

         If this subsection (m) applies, subsections (a), (b), (c), (d) and (e) of this Section 11 do not apply.

         (n) Company Determination not Final. Any determination that the Company or its Board of Directors must make pursuant to this Agreement shall be made in good faith and shall be binding on the holders of Warrants, except as set forth herein. The Company shall give the Warrant Agent and each holder of Warrants written notice of any such determination by the Company or its Board of Directors. If a majority of the holders of the Warrants do not agree with any such determination by the Company or its Board of Directors, such holders may request, in a notice delivered to the Company and the Warrant Agent not later than 30 days after the date on which the holders received notice of such determination from the Company, that such determination be made by an investment banking firm (or, if an investment banking firm is generally not qualified to render such a determination, an appraisal firm) of recognized national standing, which determination shall be final and binding on the Company and the holders of Warrants, absent manifest error.

         (o) Warrant Agent Disclaimer. The Warrant Agent has no duty to determine when an adjustment under this Section 11 should be made, how it should be made or what it should be. The Warrant Agent has no duty to determine whether any provisions of a supplemental Warrant Agreement under subsection (m) of this
Section 11 are correct. The Warrant Agent makes no representation as to the validity or value of any securities or assets issued upon exercise of Warrants. The Warrant Agent shall not be responsible for the Company's failure to comply with this Section.

         (p) When Issuance or Payment May Be Deferred. In any case in which this
Section 11 shall require that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event (i) issuing to the holder of any Warrant exercised after such record date the

         Warrant Shares and other capital stock of the Company, if any, issuable upon such exercise over and above the Warrant Shares and other capital stock of the Company, if any, issuable upon such exercise on the basis of the Exercise Price and (ii) paying to such holder any amount in cash in lieu of a fractional share pursuant to Section 13; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional Warrant Shares, other capital stock and cash upon the occurrence of the event requiring such adjustment.

         (q) Adjustment in Number of Shares. Upon each adjustment of the Exercise Price pursuant to this Section 11, each Warrant outstanding prior to the making of the adjustment in the Exercise Price shall thereafter evidence the right to receive upon payment of the adjusted Exercise Price that number of shares of Common Stock (calculated to the nearest hundredth) obtained from the following formula:

                 N'     =       N        x        E
                                                  -
                                                  E'

where:

         N'  =   the adjusted number of Warrant Shares issuable upon
                 exercise of a Warrant by payment of the adjusted
                 Exercise Price.

         N   =   the number or Warrant Shares previously issuable
                 upon exercise of a Warrant by payment of the Exercise Price prior to adjustment.

         E'  =   the adjusted Exercise Price.

         E   =   the Exercise Price prior to adjustment.

         (r) Form of Warrants. Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon the exercise of the Warrants, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrants initially issuable pursuant to this Agreement.

         SECTION 12. No Dilution or Impairment, Capital and Ownership Structure. If any event shall occur as to which the provisions of Section 11 are not strictly applicable but the failure to make any adjustment would adversely affect the purchase rights represented by the Warrants in accordance with the essential intent and principles of such Section, then, in each such case, the Company shall appoint an investment banking firm of recognized national standing that does not have a direct or material indirect financial interest in the Company or any of its subsidiaries, which has not been, and, at the time it is called upon to give independent financial advice to the Company, is not (and none of its directors, officers, employees, affiliates or stockholders are) a promoter, director or officer of the Company or any of its subsidiaries, which shall give their opinion upon the adjustment, if any, on a basis consistent with the essential intent and principles established in Section 11, necessary to preserve, without dilution, the purchase rights represented by the Warrants. Upon receipt of such opinion, the Company will promptly mail a copy thereof to the holders of the Warrants and shall make the adjustments described therein.

         The Company will not, by amendment of its certificate of incorporation or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Warrants, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of the Warrants against dilution or other impairment. Without limiting the generality of the foregoing, the Company (a) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock on the exercise of the Warrants from time to time outstanding and
(b) will not take any action which results in any adjustment of the Exercise Price if the total number of Warrant Shares issuable after the action upon the exercise of all of the Warrants would exceed the total number of shares of Common Stock then authorized by the Company's certificate of incorporation and available for the purposes of issue upon such exercise. A consolidation, merger, reorganization or transfer of assets involving the Company covered by Section 11
(m) shall not be prohibited by or require any adjustment under this Section 12.

         SECTION 13. Fractional Interests. The Company shall not be required to issue fractional Warrant Shares on the exercise of Warrants. If more than one Warrant shall be presented for exercise in full at the same time by the same holder, the number of full Warrant Shares which shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of the Warrants so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 13, be issuable on the exercise of any Warrants (or specified portion thereof), the Company shall pay an amount in cash equal to the Exercise Price on the day immediately preceding the date the Warrant is presented for exercise, multiplied by such fraction.

         SECTION 14. Notices to Warrant Holders. Upon any adjustment of the Exercise Price pursuant to Section 11, the Company shall promptly thereafter (i) cause to be filed with the Warrant Agent (with proof of acknowledgment) a certificate of a firm of independent public accountants of recognized standing selected by the Board of Directors of the Company (which may be the regular auditors of the Company) setting forth the Exercise Price after such adjustment and setting forth in reasonable detail the method of calculation and the facts upon which such calculations are based and setting forth the number of Warrant Shares (or portion thereof) issuable after such adjustment in the Exercise Price, upon exercise of a Warrant and payment of the adjusted Exercise Price, which certificate shall be conclusive evidence of the correctness of the matters set forth therein, and (ii) cause to be given to each of the registered holders of the Warrant Certificates, at its address appearing on the Warrant register, written notice of such adjustments by first-class mail, postage pre-paid. Where appropriate, such notice may be given in advance and included as a part of the notice required to be mailed under the other provisions of this Section 14.

         In case:

         (a) the Company shall authorize the issuance to all holders of shares of Common Stock of rights, options or warrants to subscribe for or purchase shares of Common Stock or of any other subscription rights or warrants;

         (b) the Company shall authorize the distribution to all holders of shares of Common Stock of evidences of its indebtedness or assets (other than cash dividends or cash distributions payable out of consolidated earnings or earned surplus or dividends payable in shares of Common Stock or distributions referred to in subsection (a) of Section 11 hereof);

         (c) of any consolidation or merger to which the Company is a party and for which approval of any shareholders of the Company is required, or of the conveyance or transfer of the properties and assets of the Company substantially as an entirety, or of any reclassification or change of Common Stock issuable upon exercise of the Warrants (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or a tender offer or exchange offer for shares of Common Stock;

         (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or

         (e) the Company proposes to take any action (other than actions of the character described in Section 11(a)) which would require an adjustment of the Exercise Price pursuant to Section 11;

then the Company shall cause to be filed with the Warrant Agent and shall cause to be given to each of the registered holders of the Warrant Certificates at its address appearing on the Warrant register, at least 20 days (or 10 days in any case specified in clause (a) or (b) above) prior to the applicable record date hereinafter specified, or promptly in the case of events for which there is no record date, by first-class mail, postage prepaid, a written notice stating (i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such rights, options, warrants or distribution are to be determined, or (ii) the initial expiration date set forth in any tender offer or exchange offer for shares of Common Stock, or (iii) the date on which any such consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up is expected to become effective or consummated, and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange such shares for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up. The failure to give the notice required by this Section 14 or any defect therein shall not affect the legality or validity of any distribution, right, option, warrant, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up, or the vote upon any action.

         Nothing contained in this Agreement or in any of the Warrant Certificates shall be construed as conferring upon the holders thereof the right to vote or to consent or to receive notice as shareholders in respect of the meetings of shareholders or the election of Directors of the Company or any other matter, or any rights whatsoever as shareholders of the Company.

         SECTION 15. Merger, Consolidation or Change of Name of Warrant Agent. Any corporation into which the Warrant Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Warrant Agent shall be a party, or any corporation succeeding to all or substantially all of the business of the Warrant Agent, shall be the successor to the Warrant Agent hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor warrant agent acceptable to the Warrant holders. In case at the time such successor to the Warrant Agent shall succeed to the agency created by this Agreement, and in case at that time any of the Warrant Certificates shall have been countersigned but not delivered, any such successor to the Warrant Agent may adopt the countersignature of the original Warrant Agent; and in case at that time any of the Warrant Certificates shall not have been countersigned, any successor to the Warrant Agent may countersign such Warrant Certificates either in the name of the predecessor Warrant Agent or in the name of the successor to the Warrant Agent; and in all such cases such Warrant Certificates shall have the full force and effect provided in the Warrant Certificates and in this Agreement.

         In case at any time the name of the Warrant Agent shall be changed and at such time any of the Warrant Certificates shall have been countersigned but not delivered, the Warrant Agent whose name has been changed may adopt the countersignature under its prior name, and in case at that time any of the Warrant Certificates shall not have been countersigned, the Warrant Agent may countersign such Warrant Certificates either in its prior name or in its changed name, and in all such cases such Warrant Certificates shall have the full force and effect provided in the Warrant Certificates and in this Agreement.

         SECTION 16. Warrant Agent. The Warrant Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Warrants, by their acceptance thereof, shall be bound:

         (a) The statements contained herein and in the Warrant Certificates shall be taken as statements of the Company and the Warrant Agent assumes no responsibility for the correctness of any of the same except such as describe the Warrant Agent or action taken or to be taken by it. The Warrant Agent assumes no responsibility with respect to the distribution of the Warrant Certificates except as herein otherwise provided.

         (b) The Warrant Agent shall not be responsible for any failure of the Company to comply with any of the covenants contained in this Agreement or in the Warrant Certificates to be complied with by the Company.

         (c) The Warrant Agent may consult at any time with counsel satisfactory to it (who may be counsel for the Company) and the Warrant Agent shall incur no liability or responsibility to the Company or to any holder of any Warrant Certificate in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion or the advice of such counsel.

         (d) The Warrant Agent shall incur no liability or responsibility to the Company or to any holder of any Warrant Certificate for any action taken in reliance on any Warrant Certificate, certificate of shares, notice, resolution, waiver, consent, order, certificate, or other paper, document or instrument believed by it to be genuine and to have been signed, sent or presented by the proper party or parties.

         (e) the Company agrees to pay to the Warrant Agent compensation as shall be agreed to in writing from time to time by the Company and the Warrant Agent for all services rendered by the Warrant Agent in the execution of this Agreement, to reimburse the Warrant Agent for all expenses, taxes and governmental charges and other charges of any kind and nature incurred by the Warrant Agent in the execution of this Agreement and to indemnify the Warrant Agent and save it harmless against any and all liabilities, including judgments, costs and counsel fees, for anything done or omitted by the Warrant Agent in the execution of this Agreement except as a result of its negligence or bad faith.

         (f) The Warrant Agent shall be under no obligation to institute any action, suit or legal proceeding or to take another action likely to involve expense unless the Company or one or more registered holders of Warrant Certificates shall furnish the Warrant Agent with reasonable security and indemnity for any costs and expenses which may be incurred, but this provision shall not affect the power of the Warrant Agent to take such action as it may consider proper, whether with or without any such security or indemnity. All rights of action under this Agreement or under any of the Warrants may be enforced by the Warrant Agent without the possession of any of the Warrant Certificates or the production thereof at any trial or other proceeding relative thereto, and any such action, suit or proceeding instituted by the Warrant Agent shall be brought in its name as Warrant Agent and any recovery of judgment shall be for the ratable benefit of the registered holders of the Warrants, as their respective rights or interests may appear.

         (g) The Warrant Agent, and any stockholder, director, officer or employee of it, may buy, sell or deal in any of the Warrants or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Warrant Agent under this Agreement. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

         (h) The Warrant Agent shall act hereunder solely as agent for the Company, and its duties shall be determined solely by the provisions hereof. The Warrant Agent shall not be liable for anything which it may do or refrain from doing in connection with this Agreement except for its own negligence or bad faith.

(i) The Warrant Agent shall not at any time be under any duty or responsibility to any holder of any Warrant Certificate to make or cause to be made any adjustment of the Exercise Price or number of the Warrant Shares or other securities or property deliverable as provided in this Agreement, or to determine whether any facts exist which may require any of such adjustments, or with respect to the nature or extent of any such adjustments, when made, or with respect to the method employed in making the same. The Warrant Agent shall not be accountable with respect to the validity or value or the kind or amount of any Warrant Shares or of any securities or property which may at any time be issued or delivered upon the exercise of any Warrant or with respect to whether any such Warrant Shares or other securities will when issued be validly issued and fully paid and nonassessable, and makes no representation with respect thereto. The Warrant Agent shall not be responsible for the Company's failure to comply with this Section.

         SECTION 17. Change of Warrant Agent. If the Warrant Agent shall become incapable of acting as Warrant Agent, the Company shall appoint a successor to such Warrant Agent, provided such successor is acceptable to the Warrant holders pursuant to Section 15 hereof. If the Company shall fail to make such appointment within a period of 30 days after it has been notified in writing of such incapacity by the Warrant Agent or by the registered holder of a Warrant Certificate, then the retiring Warrant Agent or the registered holder of any Warrant Certificate may apply to any court of competent jurisdiction for the appointment of a successor to the Warrant Agent. Pending appointment of a successor to such Warrant Agent, either by the Company or by such a court, the duties of the Warrant Agent shall be carried out by the Company. The Company, with the consent of the Administrative Agent (as defined in the Bridge Loan Agreement), shall be entitled at any time to remove the Warrant Agent and appoint a successor to such Warrant Agent. Such successor to the Warrant Agent need not be approved by the Company or the former Warrant Agent. After appointment the successor to the Warrant Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Warrant Agent without further act or deed; but the former Warrant Agent shall deliver and transfer to the successor to the Warrant Agent any property at the time held by it hereunder and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Failure to give any notice provided for in this Section 17, however, or any defect therein, shall not affect the legality or validity of the appointment of a successor to the Warrant Agent.

         SECTION 18. Notices to Company and Warrant Agent. Any notice or demand authorized by this Agreement to be given or made by the Warrant Agent or by the registered holder of any Warrant Certificate to or on the Company shall be sufficiently given or made when and if deposited in the mail, first class or registered, postage prepaid, addressed (until another address is filed in writing by the Company with the Warrant Agent), as follows:

                            PCA International, Inc.
                            815 Matthews-Mint Hill Road
                            Matthews, North Carolina 28105
                            Attention:  Chief Financial Officer
                            Facsimile No.:  (704) 847-1548
                            with a copy to:

                            Paul, Weiss, Rifkind, Wharton & Garrison
                            1285 Avenue of the Americas
                            New York, New York 10019-6064
                            Attention:  Richard Borisoff, Esq.
                            Facsimile No.:  (212) 757-3990

         In case the Company shall fall to maintain such office or agency or shall fall to give such notice of the location or of any change in the location thereof, presentations may be made and notices and demands may be served at the principal office of the Warrant Agent.

         Any notice pursuant to this Agreement to be given by the Company or by the registered holder(s) of any Warrant Certificate to the Warrant Agent shall be sufficiently given when and if deposited in the mail, first-class or registered, postage prepaid, addressed (until another address is filed in writing by the Warrant Agent with the Company) to the Warrant Agent as follows:

                            United States Trust Company of New York
                            114 West 47th Street, 25th Floor
                            New York, NY  10036-1532
                            Attention:  Corporate Trust Administration
                            Facsimile:  (212) 852-1626

         SECTION 19. Supplements and Amendments. The Company and the Warrant Agent may from time to time supplement or amend this Agreement without the approval of any holders of Warrant Certificates in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and the Warrant Agent may deem necessary or desirable and which shall not in any way adversely affect the interests of the holders of Warrant Certificates.

         SECTION 20. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Warrant Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

         SECTION 21. Termination. This Agreement shall terminate at 5:00 p.m., New York City time on August 25, 2006. Notwithstanding the foregoing, this Agreement will terminate on any earlier date if all Warrants have been exercised. The provisions of Section 16 shall survive such termination.

         SECTION 22. New York Law; Submission to Jurisdiction, Waiver of Jury Trial. THIS AGREEMENT AND EACH WARRANT CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT

FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW YORK CITY FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS WARRANT AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH PARTY HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS WARRANT AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         SECTION 23. Benefits of This Agreement. Nothing in this Agreement shall be construed to give to any Person or corporation other than the Company, the Warrant Agent and the registered holders of the Warrant Certificates any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Warrant Agent and the registered holders of the Warrant Certificates.

         SECTION 24. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Warrant Agreement to be duly executed, as of the day and year first above written.

                                      PCA INTERNATIONAL, INC.


                                      By:________________________________
                                          Name
                                          Title:  Chief Financial Officer




United States Trust Company of New York



By:_______________________
    Name
    Title:

                                    EXHIBIT A

                               WARRANT CERTIFICATE

THE SECURITIES EVIDENCED OR CONSTITUTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS THE REGISTRATION PROVISIONS OF SAID ACT HAVE BEEN COMPLIED WITH OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

         EXERCISABLE ON OR BEFORE August 25, 2006

No.___   Warrants to purchase __________ shares

                               Warrant Certificate

                             PCA INTERNATIONAL, INC.

         This Warrant Certificate certifies that

, or registered assigns, is the registered holder of Warrants expiring August 25, 2006 (the "Warrants") to purchase shares Common Stock, par value (the "Common Stock"), of PCA International, Inc., a North Carolina ("the Company"). Each Warrant entities the holder upon exercise to receive from the Company, one fully paid and nonassessable share of Common Stock (a "Warrant Share") at the initial exercise price (the "Exercise Price") of $.20 payable in lawful money of the United States of America upon surrender of this Warrant Certificate and payment of the Exercise Price at the office or agency of the Warrant Agent, but only subject to the conditions set forth herein and in the Warrant Agreement referred to on the reverse hereof. The Exercise Price and number of Warrant Shares issuable upon exercise of the Warrants are subject to adjustment upon the occurrence of certain events set forth in the Warrant Agreement.

         No Warrant may be exercised after 5:00 p.m., New York City Time on August 25, 2006, and to the extent not exercised by such time such Warrants shall become void.

         Reference is hereby made to the further provisions of this Warrant Certificate set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though fully set forth at this place.

         This Warrant Certificate shall not be valid unless countersigned by the Warrant Agent, as such term is used in the Warrant Agreement.

         THIS WARRANT CERTIFICATE SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

         IN WITNESS WHEREOF, PCA International, Inc., has caused this Warrant Certificate to be signed by Officers, each by a facsimile of his or her signature, and has caused a facsimile of its corporate seal to be affixed hereunto or imprinted hereon.

         Dated:  August 25, 1999

                                            PCA INTERNATIONAL, INC.


                                            By:___________________________
                                               Name:
                                               Title:

Countersigned:

Dated:

United States Trust Company of New York
as Warrant Agent

By:_________________________
    Authorized Signatory

                          [Form of Warrant Certificate]

                                    [Reverse]

         The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants expiring August 25, 2006 entitling the holder on exercise to receive shares of Common Stock, no par value, of the Company (the "Common Stock"), and are issued or to be issued pursuant to a Warrant Agreement, dated as of August 25, 1999 (the "Warrant Agreement"), duly executed and delivered by the Company to United States Trust Company of New York, a banking corporation with a New York State Charter, as warrant agent (the "Warrant Agent"), which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Warrant Agent, the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants. A copy of the Warrant Agreement may be obtained by the holder hereof upon written request to the Company.

         Warrants may be exercised at any time on or after August 25, 1999. The holder of Warrants evidenced by this Warrant Certificate may exercise them by surrendering this Warrant Certificate, with the form of election to purchase set forth hereon properly completed and executed, together with payment of the Exercise Price in cash at the office of the Warrant Agent. In the event that upon any exercise of Warrants evidenced hereby the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, there shall be issued to the holder hereof or his assignee a new Warrant Certificate evidencing the number of Warrants not exercised. No adjustment shall be made for any dividends on any Common Stock issuable upon exercise of this Warrant.

         The Warrant Agreement provides that upon the occurrence of certain events the Exercise Price set forth on the face hereof may, subject to certain conditions, be adjusted. If the Exercise Price is adjusted, the Warrant Agreement provides that the number of shares of Common Stock issuable upon the exercise of each Warrant shall be adjusted. No fractions of a share of Common Stock will be issued upon the exercise of any Warrant, but the Company will pay the cash value thereof determined as provided in the Warrant Agreement.

         The holders of the Warrants are entitled to certain registration rights with respect to the Common Stock purchasable upon exercise thereof. Said registration rights are set forth in full in an Equity Registration Rights Agreement dated as of August 25, 1999 (the "Equity Registration Rights Agreement"), among the Company and certain investors named therein. A copy of the Equity Registration Rights Agreement may be obtained by the holder hereof upon written request to the Company or the Warrant Agent.

         Warrant Certificates, when surrendered at the office of the Warrant Agent by the registered holder thereof in Person or by legal representative or attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant

Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

         Upon due presentation for registration of transfer of this Warrant Certificate at the office of the Warrant Agent a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

         The Company and the Warrant Agent may deem and treat the registered holder(s) thereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the holder(s) hereof, and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary. Neither the Warrants nor this Warrant Certificate entitles any holder hereof to any rights of a stockholder of the Company.

                         [Form of Election to Purchase]

                    (To Be Executed Upon Exercise Of Warrant)

         The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to receive _____________________ shares of Common Stock and herewith tenders payment for such shares to the order of PCA INTERNATIONAL, INC. in the amount of $_________________ in accordance with the terms hereof. The undersigned requests that a certificate for such shares be registered in the name of ________________________, whose address is ______________________________ and that such shares be delivered to
_____________________________ whose address is ___________________________. If said number of shares is less than all of the shares of Common Stock purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares be registered in the name of _______________________, whose address is ___________________________ and that such Warrant Certificate be delivered ________________________ to whose address is _____________________________.

                                  Signature:

                                  Date:



                                  Signature Guaranteed: